Exhibit 10.18

Recruitment and Training Entrustment Agreement

Party A (Entrusting Party): Beijing Quanqinxiangqian Technology Co., Ltd. (hereinafter referred to as “Quanqing Services”)

Party B (Entrusted Party): Huaxia Boya (Beijing) Education Technology Co., Ltd. (hereinafter referred to as “Huaxia Boya”)

Based on the principles of honest cooperation, equality, voluntariness and compensated services, and according to the relevant national laws, Party A and Party B have entered into the following agreement through negotiation in respect of Party A entrusting enterprise recruitment and training to Party B, and shall jointly comply with this Agreement.

I. Contents of Cooperation:

Party B shall recruit and train technical support engineers and send excellent talents to Party A by the use of Party B’s own vocational college resources and through school-enterprise cooperation. Party A authorizes and entrusts Party B to conduct the school-enterprise cooperation with vocational colleges, and recruit and train 200 technical support engineers in conformity with position requirements in 2019.

II. Party A’s Responsibilities and Duties

1.	Party A shall provide job descriptions of positions, job requirements, wages and welfares, etc;

2.	Party A shall provide business license, enterprise profile and relevant materials, and other relevant materials as required by cooperative colleges;

3.	Party A shall provide interview support in respect of the recruitment propaganda of Party B in cooperative colleges, and shall make preliminary screening;

4.	Party A shall establish the assessment standards after the technical support engineer training, and assess the trainees according to such standards after the training;

5.	Party A shall receive the potential cooperative colleges that make investigation to Quanqing Services, and introduce the enterprise to them;

6.	Party A shall send offer to the trainees who have accepted training and passed assessment, and arrange to handle entry procedures.

III. Party B’s Responsibilities and Duties

1.	Party B shall develop cooperative vocational colleges all over the country, and establish 6 enterprise naming classes with cooperative colleges;

2.	Party B shall conduct enterprise recruitment propaganda in cooperative colleges, organize campus talks and introduce the relevant circumstances of the enterprise and positions;

3.	Party B shall assist Party A in making, or independently make, preliminary interview to potential students;

4.	Party B shall organize and implement training according to the training plan and contents as agreed herein;

5.	Party B shall notify Party A of the time, number and place of class whenever a training class is to be opened;

6.	Party B shall provide the information and relevant evaluation of trainees to Party A after training is over;

7.	Party B shall assist Party A in establishing assessment scheme, standards and contents, etc;

8.	Party B shall organize the trainee who have been trained to participate in the assessment organized by Party A;

9.	Party B and each trainee shall agree that the service period of such trainee in Party A should be no less than 8 months.

IV. Scale of Recruitment and Training

1.	Recruiting and training 200 trainees in 2019.

2.	Determining the plan of each month as follows according to the company’s planning:

Month	January	February	March	April	May	June	July	August	September	October	November	December
Planned Number	0	20	30	20	20	0	30	20	20	20	0	20

V. Contents of Training

The contents of training are established as follows according to Xiongshi Training Plan:

		Periods offered by college		Periods offered by enterprise
Course category	Course title	Lecture	Practice	Lecture	Practice
Occupational quality	Occupational mentality			8
	Communication skills			8
	Interview skills	4		4	4
	Problem-solving capability			4
	Service capability			4
Technology fundamentals	Hardware fundamentals	40		8
	Operation system	32	8	8
	Network fundamentals	32	8	8
	Office IT application	8	12	4
Specialized technology	Failure diagnosis			24
	Repair tools and repair method			8
	Specifications			8
	Office peripheral equipment			20
	Document server			8
	Machine disassembly and experiment			4	28
Question answering/construing				8
Total		116	28	136	32

During the implementation of training, Party B may adjust the distribution of periods according to the foundation of students and the implementation of cooperative colleges. The Parties may modify or reduce the contents of training upon mutual consent.

VI. Completion Assessment Method

1.	Specialized knowledge assessment: adopting both written examination and interview. The full scores of written examination is 100, 60 or more scores for pass; interview will be conducted by technical examiners and graded by pass/fail.

2.	Specialized skills assessment: if a trainee shall complete the disassembly and assembly of desktop and laptop within the specified time, without gross fault or abnormal damage, it will be deemed as pass; if a trainee complete the installation and debugging of software system within the specified time, it will be deemed as pass.

3.	Occupational quality: interview method will be adopted to evaluate the communication capability, sense of customer service, etc of trainees. It will be graded by pass/fail.

VII. Settlement of Expenses

1.	Standard of training fee: 4,000 Yuan/trainee. Party A shall pay the training fee to Party B in 8 natural months as from the entry of trainees, 500 Yuan/trainee every month;

2.	Party B shall at the beginning of each month, draft the statement of last month (see Appendix hereto for the statement sample); the Parties shall confirm the statement prior the 15th day; Party A shall pay the training fee to Party B by bank remittance prior to the 25th day.

3.	Party B shall issue an equal invoice to Party A.

4.	Party B’s bank account information:

Account name: Huaxia Boya (Beijing) Education Technology Co., Ltd.

Opening bank: Bank of Communications Beijing Haidian Sub-branch

Account No.:

5.	Party A’s invoicing information:

Name: Beijing Quanqinxiangqian Technology Co., Ltd.

Taxpayer ID:

VIII. Other Provisions

1.	If a trainee resigns due to the following cause (the trainee resigns voluntarily, or is proved not competent for job, breaches the material regulations of the company or causes losses) and fails to meet the specified service period, the training fee of such trainee will be settled to the month of resignation; if such trainee turns out for work for less than 12 days in the month of resignation, the settlement of training fee of such trainee will be stopped as from such month.

2.	If Party A’s employment plan changes due to its material change, it shall notify Party B half a month in advance before Party B starts training course. For the students that have been reported to Party A and started training, Party A shall continue performing the duties of assessment, sending offer, handling entry procedures, etc according to the provisions of this Agreement.

3.	If a trainee turns out for work for less than 12 working days in any month during the service period, the settlement of training fee of such trainee will be postponed for one month, but will not be settled in current month.

4.	If the probationary period of a trainee is less than 8 months, the training fee of insufficient months will be settled in the name of other trainee of Party B (whose probationary period is longer than 8 months).

5.	The Parties shall strictly keep the contents of the Agreement confidential. Without Party B’s written consent, Party A may not leak any information of the personnel as sent by Party B’s company to any third party. Party B may not leak the trade secrets, cooperation method and/or employment information of Party A to any unrelated third party.

IX. Miscellaneous

1.	If either party hereto delays or fails to perform any of its duties hereunder due to force majeure, such as fire, flood, governmental order, riot, etc, it shall not be held responsible. However, the impacted party shall immediately notify the other party, and shall provide a reasonable and reliably written certificate within the reasonable time.

2.	Without the written consent of the other party, either party hereto may not transfer or subcontract this Agreement to any third party in whole or in part;

3.	Unless otherwise expressly stated herein or otherwise agreement by the Parties, either party hereto shall assume the expenses as incurred for performing the activities as specified herein;

4.	Any dispute arising from this Agreement shall be settled by the Parties through friendly negotiation within thirty (30) days; in case negotiation fails, such dispute shall be submitted to the people’s court of the place where the defendant is located for judgment;

5.	The period of validity of this Agreement shall be from January 1 to December 31, 2019;

6.	This Agreement is made in four originals of the same legal force, two for each party hereto. This Agreement shall become effective upon being signed and sealed by the Parties.

In witness whereof, this Agreement has been signed by the following authorized representatives of the Parties on the date as set forth below:

Beijing Quanqinxiangqian Technology Co., Ltd. (Seal)		Huaxia Boya (Beijing) Education Technology Co., Ltd. (Seal)

Representative (in Print):		Representative (in Print):

Representative’s Signature: (Signature)		Representative’s Signature:

Title:	Date:	Title:	Date:

Special Contract Seal of Quanqinxiangqian Technology Co., Ltd. (Seal)		Special Contract Seal of Huaxia Boya (Beijing) Education Technology Co., Ltd. (Seal)

Appendix: Statement of Recruitment Service Fee

Statement of Recruitment Service Fee in XX(Month), XXXX(Year)

Total Number: XX

SN	Employee’s Name	ID Card No.	Entry Time	Number of Settled Months	Settlement Standard	Amount	Remarks
1
2
3
4
5
6
7
8

Total:

Prepared by:	Checked by:

Huaxia Boya (Beijing) Education Technology Co., Ltd.

Date: